Exhibit 32

CERTIFICATION

We, Robert W. Hale, President and Chief Executive Officer, and J. L. Dickinson, Vice President and Chief Financial Officer, of Continental Global Group, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert W. Hale                          /s/ J. L. Dickinson
-------------------------------------       ------------------------------------
Robert W. Hale, President and Chief         J. L. Dickinson, Vice President and
   Executive Officer                           Chief Financial Officer

Dated:  March 31, 2005


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.